                                                                    EXHIBIT 99.2

                         [HEALTHCARE REALTY TRUST LOGO]


                                  NEWS RELEASE
--------------------------------------------------------------------------------

       Contact: Timothy G. Wallace, Executive Vice President and Chief Financial Officer, (615) 269-8175



                        HEALTHCARE REALTY TRUST ANNOUNCES
                             FOURTH QUARTER RESULTS

         NASHVILLE, Tennessee January 26, 2001 -- Healthcare Realty Trust Incorporated (NYSE:HR) today announced results for the fourth quarter ended December 31, 2000. Revenues for the fourth quarter totaled $47.6 million, compared with the prior year's $49.4 million. Net income for the period was $18.0 million, or $0.41 per diluted common share, versus $24.5 million, or $0.57 per diluted common share, for the fourth quarter of 1999. Funds from operations, comprised primarily of net income and depreciation from real estate, totaled $26.1 million for the fourth quarter ended December 31, 2000, compared with $27.1 million for the fourth quarter ended December 31, 1999. Funds from operations, per diluted common share, for the fourth quarter was $0.65, compared with $0.68 for the fourth quarter of 1999.

         Revenues for the twelve months ended December 31, 2000 totaled $195.3 million compared with the prior year's $187.3 million. Net income for the twelve-month period was $79.8 million, or $1.82 per diluted common share versus $86.0 million, or $1.99 per diluted common share, for the same period in 1999. Funds from operations, comprised primarily of net income and depreciation from real estate, totaled $105.7 million, or $2.62 per diluted common share for the twelve months ended December 31, 2000, compared with $105.7 million, or $2.66 per diluted common share for the twelve months ended December 31, 1999.

         Healthcare Realty Trust is a real estate investment trust that integrates owning, managing and developing income-producing real estate properties associated with the delivery of healthcare services throughout the United States. The Company's portfolio is comprised of nine major facility types, located in 32 states nationwide, and operated pursuant to contractual arrangements with 66 healthcare providers. The Company has investments of approximately $1.7 billion in 267 real estate properties or mortgages, totaling almost twelve million square feet. The Company provides property management or asset management services to more than ten million square feet nationwide.

         The Company directs interested parties to it's Internet page site, www.healthcarerealty.com, where material information is posted regarding this quarter's operations. Please contact the Company at (615) 269-8175 to request a printed copy of this information. In addition to the historical information contained within, the matters discussed in this press release may contain forward-looking statements that involve risks and uncertainties. These risks are discussed in a 10-K filed with the SEC by Healthcare Realty Trust for the year ended December 31, 1999. Forward-looking statements represent the Company's judgment as of the date of this release. The Company disclaims any obligation to update forward-looking material.


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HR Reports Fourth Quarter Results
Page 2
January 26, 2001

                      HEALTHCARE REALTY TRUST INCORPORATED
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                             THREE MONTHS ENDED                 TWELVE MONTHS ENDED
                                                DECEMBER 31,                         DECEMBER 31,
                                       ------------------------------      ------------------------------
                                          2000               1999              2000              1999
                                       ------------       -----------      ------------       -----------
                                       (UNAUDITED)         (UNAUDITED)     (UNAUDITED)
Revenues:
 Master lease rental income            $     25,022       $    22,710      $     97,238       $    92,070
 Property operating income                   15,659            15,798            62,400            57,778
 Straight line rent                           1,469             2,432             7,827             6,885
 Mortgage interest income                     4,628             6,383            22,755            25,940
 Management fees                                656               717             2,785             2,727
 Interest and other income                      206             1,391             2,333             1,857
                                       ------------       -----------      ------------       -----------
                                       $     47,640       $    49,431      $    195,338       $   187,257
                                       ------------       -----------      ------------       -----------
Expenses:
 General and administrative                   2,181             1,795             8,739             7,287
 Property operating expenses                  5,423             5,942            22,628            21,077
 Interest                                    10,561            10,237            42,995            38,603
 Depreciation                                 9,990             9,503            38,994            38,566
 Amortization                                   164               116               513               473
 Provision for loss on investment             1,000                 0             1,000                 0
                                       ------------       -----------      ------------       -----------
                                       $     29,319       $    27,593      $    114,869       $   106,006
                                       ------------       -----------      ------------       -----------

Net income before net gain (loss)
on sale of real estate properties      $     18,321       $    21,838      $     80,469       $    81,251

Net gain (loss) on sale of real
estate properties                              (352)            2,625              (668)            4,776
                                       ------------       -----------      ------------       -----------

Net income                             $     17,969       $    24,463      $     79,801       $    86,027
                                       ============       ===========      ============       ===========

Net income per common share - Basic    $       0.41       $      0.58      $       1.85       $      2.02
                                       ============       ===========      ============       ===========

Net income per common share - Diluted  $       0.41       $      0.57      $       1.82       $      1.99
                                       ============       ===========      ============       ===========

Funds from operations - Basic          $     26,023       $    27,105      $    105,378       $   105,727
                                       ============       ===========      ============       ===========

Funds from operations - Diluted        $     26,094       $    27,105      $    105,653       $   105,727
                                       ============       ===========      ============       ===========

Funds from operations
     per common share - Basic          $       0.66       $      0.69      $       2.66       $      2.69
                                       ============       ===========      ============       ===========

Funds from operations
     per common share - Diluted        $       0.65       $      0.68      $       2.62       $      2.66
                                       ============       ===========      ============       ===========

Weighted average common
     shares outstanding - Basic          39,675,271        39,442,885        39,544,400        39,326,594
                                       ============       ===========      ============       ===========

Weighted average common
     shares outstanding - Diluted        40,408,944        39,991,191        40,301,409        39,810,306
                                       ============       ===========      ============       ===========



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